AMENDMENT AND WAIVER

         This Amendment and Waiver (this "AMENDMENT"), dated as of February 17, 2005, is entered into by and between INCENTRA SOLUTIONS INC. (f/k/a Front Porch Digital Inc.), a Nevada corporation (the "COMPANY"), and LAURUS MASTER FUND, LTD., a Cayman Islands company ("LAURUS"), for the purpose of amending the terms of the Registration Rights Agreement by and between the Company and Laurus, dated as of May 13, 2004 (as amended, modified or supplemented from time to time, the "REGISTRATION RIGHTS AGREEMENT" and, together with the Securities Purchase Agreement (as defined below) and the Term Note (as defined below), the "LOAN DOCUMENTS"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Securities Purchase Agreement.

         WHEREAS, the Company has issued to Laurus a Secured Convertible Term Note, dated May 13, 2004 (as amended, modified and/or supplemented from time to time, the "TERM NOTE") pursuant to the Securities Purchase Agreement, dated as of May 13, 2004, between the Company and Laurus (as amended, modified and/or supplemented from time to time, the "SECURITIES PURCHASE AGREEMENT"); and

         WHEREAS, the Company has failed to maintain the effectiveness of the registration statement required to be filed and maintained by it pursuant to
Section 2(b)(iii) of the Registration Rights Agreement and owes Laurus pursuant to Section 2(b) of the Registration Rights Agreement, certain liquidated damages (the "LIQUIDATED Damages") as a result thereof; and

         WHEREAS, the Company has failed to pay to Laurus when due the Liquidated Damages; and

         WHEREAS, Laurus has agreed to waive on the terms and conditions set forth herein, the Events of Default that may have occurred and are continuing as a result of the failure by the Company to pay to Laurus the Liquidated Damages when due and, in consideration therefore and in consideration of the other agreements set forth herein, the receipt and sufficiency of which is hereby acknowledged, the Company has agreed to issue the Additional Warrant (as defined below) to Laurus;

         WHEREAS, the Company and Laurus have agreed to make certain changes to the Registration Rights Agreement as set forth herein;

         NOW,  THEREFORE,  in consideration of the above, and for other good and
valuable  consideration,   the  receipt  and  sufficiency  of  which  is  hereby
acknowledged, the parties hereto agree as follows:

         1. The Company and Laurus agree that on the date hereof an Event of Default has occurred and is continuing (beyond any applicable cure or grace period) under Section 4.1(b) of the Note relating to the failure by the Company to pay to Laurus the Liquidated Damages as set forth in the Registration Rights Agreement. Laurus hereby (i) waives such Event of Default and all fees and default interest rates otherwise applicable to such Event of Default; and (ii) hereby

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further waives any  Liquidated  Damages due and payable to Laurus by the Company up to and including  the date hereof.  In  consideration  of the waivers in this
Section 1, the Company will, on the date hereof, issue a seven year warrant to Laurus to purchase 3,625,000 shares of the common stock of the Company with an exercise price of $0.26 per share (the "ADDITIONAL WARRANT"), such Additional Warrant to be in the form attached hereto as Exhibit 1. The Company further agrees to amend its Registration Statement, initially filed on the Filing Date (as defined in the Registration Rights Agreement), to include the Additional Warrant, such amendment to be filed on or before April 10, 2005 and to be made effective by the Securities and Exchange Commission no later than May 10, 2005. The provisions of Section 2 of the Registration Rights Agreement regarding liquidated damages will resume on April 11, 2005 with respect to the filing of the registration statement, and will resume on May 11, 2005 with respect to the effectiveness of the registration statement.

         2. Each amendment and waiver set forth herein shall be effective as of the date hereof following (i) the execution and delivery of this Amendment by each of the Company and Laurus and (ii) the execution by the Company and delivery to Laurus of the Additional Warrant.

         3. Except as specifically set forth in this Amendment, there are no other amendments, modifications or waivers to the Loan Documents, and all of the other forms, terms and provisions of the Loan Documents remain in full force and effect.

         4. The Company hereby represents and warrants to Laurus that as of the date hereof all representations, warranties and covenants made by the Company in connection with the Loan Documents are true, correct and complete and all of the Company's and its Subsidiaries' covenant requirements have been met.

         5. This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

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

         IN WITNESS WHEREOF, each of the Company and Laurus has caused this Amendment to the Loan Documents to be signed in its name effective as of this 17th day of February 2005.



                                             INCENTRA SOLUTIONS INC.,
                                             (f/k/a Front Porch Digital Inc.)


                                             By:/s/Thomas P. Sweeney III
                                                --------------------------------
                                                Name: Thomas P. Sweeney III
                                                Title: Chief Executive Officer



                                             LAURUS MASTER FUND, LTD.


                                             By: /s/David Grin
                                                 -------------------------------
                                             Name: David Grin
                                             Title: Director

                                                                       EXHIBIT 1

                           FORM OF ADDITIONAL WARRANT